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                                                                    Exhibit 99.3

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350.
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Bush Industries, Inc. (the "Company") on Form 10-Q for the period ending June 29, 2002, as filed with the Securities and Exchange Commission on July 30, 2002 (the "Report"), I, Robert L. Ayres, President and Chief Operating Officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ Robert L. Ayres
-------------------

Robert L. Ayres
President and
Chief Operating Officer
August 12, 2002